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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


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    Date of Report (Date of earliest event reported):  September 17, 2002
                                                      ---------------------


                            ALLEGIANT BANCORP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    MISSOURI
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                 (State or Other Jurisdiction of Incorporation)


        0-10849                                         43-1262037
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(Commission File Number)                   (I.R.S. Employer Identification No.)


         2122 Kratky Road, St. Louis, Missouri                   63114
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         (Address of principal executive offices)           (Zip Code)

                                  314-692-8200
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         (a) Allegiant Bancorp, Inc., a Missouri corporation and a registered bank holding company under the Bank Holding Company Act of 1956, as amended ("Allegiant"), and First Banks, Inc., a Missouri corporation and a registered bank holding company under the Bank Holding Company Act of 1956, as amended ("First Banks"), entered into an Agreement and Plan of Exchange, dated as of September 17, 2002 (the "Exchange Agreement"). At the closing of the transactions contemplated by the Exchange Agreement, First Banks will acquire from Allegiant all of the issued and outstanding shares of stock of the Bank of Ste. Genevieve (the "Bank"), a Missouri banking corporation wholly owned by Allegiant, in exchange for First Banks transferring to Allegiant approximately 974,150 of the shares of common stock of Allegiant presently held by First Banks (the "Exchange"). The transaction is intended to qualify as a nontaxable distribution of stock of a controlled corporation under Section 355 of the Internal Revenue Code of 1986, as amended (the "Code").

         Completion of the Exchange is subject to various customary conditions, including: (1) the absence of any threatened or issued preliminary or permanent injunction or other order, decree or ruling by any court, governmental or regulatory authority or agency, or any statute, rule or governmental regulation which would prevent the consummation of the Exchange; (2) receipt or expiration of all waivers, consents, authorizations, orders and approvals of, filings with, and waiting periods imposed by any governmental authority, court or other entity required for the consummation of the Exchange, including approval of First Banks' application for regulatory approval from the Board of Governors of the Federal Reserve System to acquire the Bank; (3) receipt by each of First Banks and Allegiant of an opinion of Ernst & Young LLP that the Exchange will qualify as a nontaxable distribution of stock of a controlled corporation under Section 355 of the Code; and (4) satisfaction of other customary conditions included in the Exchange Agreement.

         The foregoing description is only a summary of the transactions contemplated by the Exchange Agreement. The discussion above is qualified in its entirety by reference to the Exchange Agreement which is attached hereto as Exhibit 2.

         (b) The joint press release of First Banks and Allegiant, issued September 18, 2002, announcing the Exchange is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) - (b) Not applicable.

         (c) Exhibits Required by Item 601 of Regulation S-K:

                   See the Exhibit Index.




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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated: October 1, 2002.

                                    ALLEGIANT BANCORP, INC.


                                    By         /s/ Shaun R. Hayes
                                       -------------------------------------
                                       Shaun R. Hayes
                                       President and Chief Executive Officer
                                       (Principal Executive Officer)



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                                EXHIBIT INDEX
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Exhibit No.       Description
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2                 Agreement and Plan of Exchange, dated September 17, 2002,
                  between First Banks, Inc. and Allegiant Bancorp, Inc.

99 Joint Press Release of First Banks, Inc. and Allegiant Bancorp, Inc., issued September 18, 2002.